EXHIBIT 99.1

For Immediate Release:	October 19, 2020

SIMMONS REPORTS THIRD QUARTER 2020 EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) (the “Company” or “Simmons”) today announced net income of $65.9 million for the quarter ended September 30, 2020, compared to $81.8 million for the same period in 2019, a decrease of $15.9 million, or 19.5%. Diluted earnings per share were $0.60, a decrease of $0.24, or 28.6%, compared to the same period in the prior year. Included in the third quarter of 2019 results was a one-time after-tax gain on the sale of Visa Inc. class B common stock of $31.7 million.

Included in third quarter 2020 results were $2.5 million in net after-tax merger-related, early retirement program and net branch right-sizing costs. Excluding the impact of these items, core earnings were $68.3 million for the quarter ended September 30, 2020, compared to $84.0 million for the quarter ended September 30, 2019, a decrease of $15.6 million, or 18.6%. Core diluted earnings per share were $0.63, a decrease of $0.24, or 27.6%, from the same period in 2019.

Year-to-date net income for the first nine months of 2020 was $201.9 million, or $1.83 diluted earnings per share, compared to $185.1 million, or $1.94 diluted earnings per share, for the same period in 2019. Excluding $426,000 in net after-tax merger-related, early retirement program and net branch right-sizing costs and the gains on the sales of branches in south Texas and Colorado, year-to-date core earnings for 2020 were $202.3 million, an increase of $3.8 million compared to the same period last year. Core diluted earnings per share for the first nine months of 2020 were $1.83, a decrease of $0.25, or 12.0%, from the same period in 2019.

“We are very proud of our results under these trying conditions. We have experienced very meaningful shifts in consumer habits which we believe will impact our delivery of products and services as well as the retail delivery of everyday amenities. Our investment in digital channels will continue to position our company for these changes and our associates are ready for the new normal,” said George A. Makris, Jr., chairman and CEO of Simmons First National Corporation.

Selected Highlights:	3rd Qtr 2020	2nd Qtr 2020	3rd Qtr 2019
Net income	$65.9 million	$58.8 million	$81.8 million
Diluted earnings per share	$0.60	$0.54	$0.84
Return on avg assets	1.20%	1.08%	1.83%
Return on avg common equity	8.91%	8.21%	13.70%
Return on tangible common equity (1)	15.45%	14.55%	24.89%

Core earnings (2)	$68.3 million	$60.1 million	$84.0 million
Core diluted earnings per share (2)	$0.63	$0.55	$0.87
Core return on avg assets (2)	1.25%	1.11%	1.88%
Core return on avg common equity (2)	9.24%	8.40%	14.06%
Core return on tangible common equity (1)(2)	16.00%	14.87%	25.52%
Efficiency ratio (3)	54.12%	51.46%	43.77%
Pre-tax, pre-provision (PTPP) earnings (2)	$87.5 million	$97.7 million	$122.6 million

(1)	Return on tangible common equity excludes goodwill and other intangible assets and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

(2)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

(3)	Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles, as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items, and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

($ in billions)	3rd Qtr 2020	2nd Qtr 2020	3rd Qtr 2019
Total loans	$14.02	$14.61	$13.00

Total loans were $14.0 billion at September 30, 2020, an increase of $1.0 billion, or 7.8%, compared to September 30, 2019, primarily due to The Landrum Company (“Landrum”) merger completed during the fourth quarter of 2019. On a linked-quarter basis (September 30, 2020 compared to June 30, 2020), total loans decreased $589.5 million, or 4.0%. The decrease was across most loan categories with the largest decrease in the real estate loan portfolios. Makris stated, “Loan demand is very weak in almost every aspect of our commercial economy.”

Through September 30, 2020, the Company originated approximately 8,200 loans under the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, with an average balance of $118,000 per loan. Approximately 93% of the PPP loans had a balance less than $350,000 as of September 30, 2020.

PPP Loans Balance as of September 30, 2020	# of Loans		Balance ($ in millions)
Less than $50,000	5,216	63%	$94.4	10%
$50,000 to $350,000	2,441	30%	$304.8	31%
More than $350,000 to less than $2 million	481	6%	$358.0	37%
$2 million to $10 million	61	1%	$213.3	22%
Total	8,199	100%	$970.5	100%

Deposits

($ in billions)	3rd Qtr 2020	2nd Qtr 2020	3rd Qtr 2019
Total deposits	$16.2	$16.6	$13.5
Non-interest bearing deposits	$4.4	$4.6	$3.1
Interest bearing deposits	$9.0	$9.0	$7.3
Time deposits	$2.8	$3.0	$3.1

Total deposits were $16.2 billion at September 30, 2020, an increase of $2.8 billion, or 20.6%, since September 30, 2019, primarily due to the Landrum merger. On a linked-quarter basis, total deposits decreased $369.5 million, or 2.2%, primarily due to decreases in non-interest bearing and large public fund time deposits.

Net Interest Income

	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Loan yield (1)	4.54%	4.84%	5.19%	5.43%	5.47%
Core loan yield (1) (2)	4.29%	4.52%	4.86%	5.00%	5.19%
Security yield (1)	2.60%	2.50%	2.63%	2.73%	2.87%
Cost of interest bearing deposits	0.54%	0.59%	1.03%	1.22%	1.40%
Cost of deposits (3)	0.39%	0.44%	0.80%	0.94%	1.09%
Cost of borrowed funds	1.85%	1.84%	2.06%	2.30%	2.52%
Net interest margin (1)	3.21%	3.42%	3.68%	3.78%	3.82%
Core net interest margin (1) (2)	3.02%	3.18%	3.42%	3.44%	3.59%

(1)	Fully tax equivalent using an effective tax rate of 26.135%.

(2)	Core loan yield and core net interest margin exclude accretion and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

(3)	Includes non-interest bearing deposits.

The Company’s net interest income for the third quarter of 2020 was $153.6 million, an increase of $4.3 million, or 2.9%, from the same period of 2019. The increase in net interest income was primarily due to the decline in the cost of interest-bearing deposits of 86 basis points, which was partially offset by a reduction in the loan yield of 93 basis points. Included in interest income was the yield accretion recognized on loans acquired of $8.9 million and $9.3 million for the third quarters of 2020 and 2019, respectively.

The loan yield was 4.54% for the quarter ended September 30, 2020, while the core loan yield, which excludes the accretion, was 4.29% for the same period. The decrease in the loan yield during the third quarter of 2020 was primarily driven by the lower yielding PPP loans originated during the second and third quarters of 2020. The PPP loan yield was approximately 2.37% during the third quarter of 2020 (including accretion of net fees), which decreased the loan yield by approximately 16 basis points.

Net interest margin (FTE) was 3.21% for the quarter ended September 30, 2020, while the core net interest margin, which excludes the accretion, was 3.02% for the same period. The decrease in the net interest margin during the third quarter of 2020 was primarily driven by additional liquidity created in response to the COVID-19 pandemic and the lower yielding PPP loans originated during the second and third quarters of 2020, which decreased the net interest margin by approximately 30 basis points.

Non-Interest Income

Non-interest income for the third quarter of 2020 was $71.9 million, a decrease of $12.8 million compared to the same period in the previous year, primarily due to the gain on sale of Visa Inc. class B common stock recognized during the prior year period. During the third quarter of 2020, the Company benefited from additional gains on the sale of securities and incremental mortgage lending income driven by the current low mortgage interest rate environment.

Selected Non-Interest Income Items ($ in millions)	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Service charges on deposit accounts	$10.4	$8.6	$13.3	$13.3	$10.8
Mortgage lending income	$14.0	$12.5	$5.0	$4.0	$4.5
SBA lending income	$0.3	$0.2	$0.3	$0.3	$1.0
Debit and credit card fees	$8.9	$8.0	$7.9	$8.9	$7.1
Gain on sale of securities	$22.3	$0.4	$32.1	$0.4	$7.4
Gain on sale of Visa Inc. class B stock	-	-	-	-	$42.9
Other income	$5.4	$9.8	$12.8	$7.1	$1.8

Core other income (1)(2)	$5.0	$7.6	$6.9	$7.1	$44.7

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

(2)	Core other income includes the gain on sale of Visa Inc. class B common stock.

Non-Interest Expense

Non-interest expense for the third quarter of 2020 was $118.9 million, an increase of $12.1 million compared to the third quarter of 2019. Included in this quarter were $3.3 million of pre-tax non-core items for merger-related, early retirement program and branch right-sizing costs. Excluding these expenses, core non-interest expense was $115.3 million for the third quarter of 2020, an increase of $11.3 million compared to the same period in 2019, primarily the result of the Landrum merger and additional software and technology costs related to the Company’s Next Generation Banking (“NGB”) initiative.

The efficiency ratio for the third quarter of 2020 was 54.12%.

Selected Non-Interest Expense Items ($ in millions)	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Salaries and employee benefits	$61.1	$57.6	$67.9	$63.2	$52.1
Merger related costs	$0.9	$1.8	$1.1	$24.8	$2.6
Other operating expenses	$38.2	$39.7	$41.8	$38.0	$37.9

Core salaries and employee benefits (1)	$58.7	$57.2	$67.9	$63.2	$51.9
Core merger related costs (1)	-	-	-	-	-
Core other operating expenses (1)	$38.2	$38.0	$41.6	$38.0	$37.8

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

Early in 2020, the Company offered qualifying associates an early retirement option resulting in $2.3 million of non-core expense during the third quarter. The Company expects ongoing net annualized savings of approximately $2.9 million.

Management continuously evaluates the Company’s branch network as part of its analysis of the profitability of the Company’s operations and the efficiency with which it delivers banking services to its markets. As a result of this ongoing evaluation, the Company closed 11 branch locations during the second quarter of 2020, with estimated net annual cost savings of approximately $2.4 million related to these locations. The Company closed an additional 23 branch locations on October 9, 2020, with an expected net annual cost savings of approximately $6.7 million.

Asset Quality

	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Allowance for credit losses on loans to total loans	1.77%	1.59%	1.69%	0.47%	0.51%
Allowance for credit losses on loans to non-performing loans	147%	175%	154%	74%	78%
Non-performing loans to total loans	1.20%	0.91%	1.10%	0.64%	0.65%
Net charge-off ratio (annualized)	0.16%	1.04%	0.07%	0.09%	0.59%
Net charge-off ratio YTD (annualized)	0.43%	0.56%	0.07%	0.24%	0.30%

At September 30, 2020, the allowance for credit losses on loans was $248.3 million. Provision for credit losses on loans for the third quarter of 2020 was $22.3 million. Included in total loans was $970.5 million of government guaranteed PPP loans. Excluding the PPP loans, the allowance for credit losses on loans to total loans was 1.90%.

Foreclosed Assets and Other Real Estate Owned

At September 30, 2020, foreclosed assets and other real estate owned were $12.6 million, a decrease of $7.0 million, or 35.7%, compared to the same period in 2019. The composition of these assets is divided into three types:

($ in millions)	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Closed bank branches and branch sites	$0.6	$2.7	$8.8	$5.7	$5.9
Foreclosed assets – acquired	$9.3	$9.2	$9.2	$10.3	$10.1
Foreclosed assets – legacy	$2.7	$2.2	$2.8	$3.1	$3.6

Capital

	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019
Stockholders’ equity to total assets	13.7%	13.3%	13.7%	14.1%	14.3%
Tangible common equity to tangible assets (1)	8.7%	8.3%	8.4%	9.0%	9.1%
Regulatory common equity tier 1 ratio	12.6%	11.9%	11.1%	10.9%	10.3%
Regulatory tier 1 leverage ratio	9.1%	8.8%	9.0%	9.6%	9.1%
Regulatory tier 1 risk-based capital ratio	12.6%	11.9%	11.1%	10.9%	10.3%
Regulatory total risk-based capital ratio	15.8%	14.9%	14.1%	13.7%	13.2%

(1)	Tangible common equity to tangible assets is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

At September 30, 2020, common stockholders' equity was $2.9 billion. Book value per share was $26.98 and tangible book value per share was $16.07 at September 30, 2020. The ratio of stockholders’ equity to total assets was 13.7% at September 30, 2020, while the ratio of tangible common equity to tangible assets was 8.7%. As of September 30, 2020, PPP loans totaled $970.5 million, which are 100% federally guaranteed and have a zero percent risk-weight for regulatory capital ratios. Excluding PPP loans from total assets, equity to total assets was 14.4%, tangible common equity to tangible assets was 9.1% and the regulatory tier 1 leverage ratio was 9.5%.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total consolidated assets of approximately $21.4 billion as of September 30, 2020, conducting financial operations in Arkansas, Illinois, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT today, Monday, October 19, 2020. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 6533868. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com for at least 60 days.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from income available to common shareholders certain expenses related to significant non-core activities, including merger-related expenses, gain on sale of branches, early retirement program expenses and net branch right-sizing expenses. In addition, the Company also presents certain figures based on tangible common stockholders’ equity and tangible book value, which exclude goodwill and other intangible assets. The Company further presents certain figures that are exclusive of PPP loans. The Company’s management believes that these non-GAAP financial measures are useful to investors because they present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalizing for tax effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Some of the statements in this news release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including, without limitation, statements made in Mr. Makris’s quotes, may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, revenue, assets, asset quality, profitability, net interest margin, non-interest revenue, share repurchase program, acquisition strategy, NGB and other digital banking initiatives, the Company’s ability to recruit and retain key employees, the benefits associated with the Company’s early retirement program and completed and future branch closures, the adequacy of the allowance for credit losses, and the ability of the Company to manage the impact of the COVID-19 pandemic. Any forward-looking statement speaks only as of the date of this news release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, real estate values, the assumptions used in making the forward-looking statements, the securities markets generally or the price of Simmons common stock specifically, and information technology affecting the financial industry; the effect of steps the Company takes in response to COVID-19, the severity and duration of the pandemic, including whether there is a widespread resurgence in COVID-19 infections combined with the seasonal flu, the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein; the effects of the COVID-19 pandemic on, among other things, the Company’s operations, liquidity, and credit quality; general economic and market conditions; unemployment; claims, damages, and fines related to litigation or government actions, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID-19 pandemic (including, among other things, the PPP loan program authorized by the CARES Act); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the Company’s ability to manage and successfully integrate its mergers and acquisitions; cyber threats, attacks or events; reliance on third parties for key services; and other factors, many of which are beyond the control of the Company, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect the Company’s financial results is included in its Form 10-K for the year ended December 31, 2019, and its Form 10-Q for the quarter ended June 30, 2020, which have been filed with, and are available from, the U.S. Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

Stephen C. Massanelli

EVP, Chief Administrative Officer and Investor Relations Officer

Simmons First National Corporation

steve.massanelli@simmonsbank.com

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$382,691	$234,998	$244,123	$277,208	$161,440
Interest bearing balances due from banks and federal funds sold	2,139,440	2,310,162	1,493,076	719,415	368,530
Cash and cash equivalents	2,522,131	2,545,160	1,737,199	996,623	529,970
Interest bearing balances due from banks - time	4,061	4,561	4,309	4,554	5,041
Investment securities - held-to-maturity	47,102	51,720	53,968	40,927	42,237
Investment securities - available-for-sale	2,607,288	2,496,896	2,466,640	3,288,343	2,210,931
Mortgage loans held for sale	192,729	120,034	49,984	58,102	50,099
Other assets held for sale	389	399	115,315	260,332	383
Loans:
Loans	14,017,442	14,606,900	14,374,277	14,425,704	13,003,549
Allowance for credit losses on loans	(248,251)	(231,643)	(243,195)	(68,244)	(66,590)
Net loans	13,769,191	14,375,257	14,131,082	14,357,460	12,936,959
Premises and equipment	470,491	478,896	484,990	492,384	378,678
Premises held for sale	4,486	4,576	-	-	-
Foreclosed assets and other real estate owned	12,590	14,111	20,805	19,121	19,576
Interest receivable	77,352	79,772	57,039	62,707	53,966
Bank owned life insurance	257,718	256,643	255,197	254,152	234,655
Goodwill	1,075,305	1,064,765	1,064,978	1,055,520	926,648
Other intangible assets	114,460	117,823	121,673	127,340	101,149
Other assets	282,102	293,071	278,173	241,578	268,219
Total assets	$21,437,395	$21,903,684	$20,841,352	$21,259,143	$17,758,511

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$4,451,385	$4,608,098	$3,572,244	$3,741,093	$3,044,330
Interest bearing transaction accounts and savings deposits	8,993,255	8,978,045	8,840,678	9,090,878	7,337,571
Time deposits	2,802,007	3,029,975	3,146,811	3,276,969	3,086,108
Total deposits	16,246,647	16,616,118	15,559,733	16,108,940	13,468,009
Federal funds purchased and securities sold
under agreements to repurchase	313,694	387,025	377,859	150,145	116,536
Other borrowings	1,342,769	1,393,689	1,396,829	1,297,599	1,098,395
Subordinated notes and debentures	382,739	382,604	388,396	388,260	354,223
Other liabilities held for sale	-	-	58,405	159,853	-
Accrued interest and other liabilities	209,305	219,545	214,730	165,422	174,277
Total liabilities	18,495,154	18,998,981	17,995,952	18,270,219	15,211,440

Stockholders' equity:
Preferred stock	767	767	767	767	-
Common stock	1,090	1,090	1,090	1,136	966
Surplus	2,032,372	2,029,383	2,026,420	2,117,282	1,708,058
Undivided profits	866,503	819,153	778,893	848,848	814,338
Accumulated other comprehensive income (loss):
Unrealized accretion (depreciation) on AFS securities	41,509	54,310	38,230	20,891	23,709
Total stockholders' equity	2,942,241	2,904,703	2,845,400	2,988,924	2,547,071
Total liabilities and stockholders' equity	$21,437,395	$21,903,684	$20,841,352	$21,259,143	$17,758,511

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands, except per share data)
INTEREST INCOME
Loans	$163,180	$176,910	$187,566	$193,402	$179,971
Interest bearing balances due from banks and federal funds sold	623	603	2,441	2,625	1,586
Investment securities	14,910	13,473	18,943	16,962	14,467
Mortgage loans held for sale	1,012	668	281	402	382
TOTAL INTEREST INCOME	179,725	191,654	209,231	213,391	196,406
INTEREST EXPENSE
Time deposits	9,437	10,803	13,323	16,198	15,573
Other deposits	6,769	7,203	17,954	20,331	21,363
Federal funds purchased and securities
sold under agreements to repurchase	335	337	759	368	249
Other borrowings	4,943	4,963	4,877	4,615	5,381
Subordinated notes and debentures	4,631	4,667	4,835	4,813	4,576
TOTAL INTEREST EXPENSE	26,115	27,973	41,748	46,325	47,142
NET INTEREST INCOME	153,610	163,681	167,483	167,066	149,264
Provision for credit losses	22,981	21,915	23,134	4,903	21,973
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	130,629	141,766	144,349	162,163	127,291
NON-INTEREST INCOME
Trust income	6,744	7,253	7,151	7,430	6,108
Service charges on deposit accounts	10,385	8,570	13,328	13,332	10,825
Other service charges and fees	1,764	1,489	1,588	1,915	1,308
Mortgage lending income	13,971	12,459	5,046	4,029	4,509
SBA lending income	304	245	296	321	956
Investment banking income	557	571	877	822	513
Debit and credit card fees	8,850	7,996	7,914	8,920	7,059
Bank owned life insurance income	1,591	1,445	1,298	1,411	1,302
Gain on sale of securities, net	22,305	390	32,095	377	7,374
Other income	5,380	9,809	12,801	7,073	44,721
TOTAL NON-INTEREST INCOME	71,851	50,227	82,394	45,630	84,675
NON-INTEREST EXPENSE
Salaries and employee benefits	61,144	57,644	67,924	63,235	52,065
Occupancy expense, net	9,647	9,217	9,510	9,272	8,342
Furniture and equipment expense	6,231	6,144	5,723	5,758	4,898
Other real estate and foreclosure expense	602	274	325	1,089	1,125
Deposit insurance	2,244	2,838	2,475	(134)	-
Merger-related costs	902	1,830	1,068	24,831	2,556
Other operating expenses	38,179	39,651	41,788	38,044	37,879
TOTAL NON-INTEREST EXPENSE	118,949	117,598	128,813	142,095	106,865
NET INCOME BEFORE INCOME TAXES	83,531	74,395	97,930	65,698	105,101
Provision for income taxes	17,633	15,593	20,694	12,976	23,275
NET INCOME	65,898	58,802	77,236	52,722	81,826
Preferred stock dividends	13	13	13	13	-
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$65,885	$58,789	$77,223	$52,709	$81,826
BASIC EARNINGS PER SHARE	$0.60	$0.54	$0.68	$0.49	$0.85
DILUTED EARNINGS PER SHARE	$0.60	$0.54	$0.68	$0.49	$0.84

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,942,241	$2,904,703	$2,845,400	$2,988,924	$2,547,071
CECL transition provision (1)	134,798	130,480	134,558	-	-
Disallowed intangible assets, net of deferred tax	(1,167,357)	(1,160,385)	(1,164,038)	(1,160,079)	(1,013,309)
Unrealized (gain) loss on AFS securities	(41,509)	(54,310)	(38,230)	(20,891)	(23,709)
Total Tier 1 capital	1,868,173	1,820,488	1,777,690	1,807,954	1,510,053

Tier 2 capital
Trust preferred securities and subordinated debt	382,739	382,604	388,396	388,260	354,223
Qualifying allowance for loan losses and
reserve for unfunded commitments	96,734	83,780	96,015	76,644	74,455
Total Tier 2 capital	479,473	466,384	484,411	464,904	428,678
Total risk-based capital	$2,347,646	$2,286,872	$2,262,101	$2,272,858	$1,938,731

Risk weighted assets	$14,878,932	$15,362,175	$16,012,233	$16,554,081	$14,725,571

Adjusted average assets for leverage ratio	$20,652,454	$20,742,824	$19,832,219	$18,852,798	$16,681,527

Ratios at end of quarter
Equity to assets	13.72%	13.26%	13.65%	14.06%	14.34%
Tangible common equity to tangible assets (2)	8.65%	8.31%	8.44%	8.99%	9.08%
Common equity Tier 1 ratio (CET1)	12.55%	11.85%	11.10%	10.92%	10.25%
Tier 1 leverage ratio	9.05%	8.78%	8.96%	9.59%	9.05%
Tier 1 risk-based capital ratio	12.56%	11.85%	11.10%	10.92%	10.25%
Total risk-based capital ratio	15.78%	14.89%	14.13%	13.73%	13.17%

(1) The Company has elected to use the CECL transition provision allowed for in the year of adopting ASC 326.

(2) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Investment Securities
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Investment Securities - End of Period
Held-to-Maturity
Mortgage-backed securities	$24,297	$25,980	$27,121	$10,796	$11,549
State and political subdivisions	21,930	24,777	25,985	27,082	28,692
Other securities	875	963	862	3,049	1,996
Total held-to-maturity (net of credit losses)	47,102	51,720	53,968	40,927	42,237
Available-for-Sale
U.S. Treasury	$-	$-	$424,989	$449,729	$-
U.S. Government agencies	471,973	210,921	161,289	194,249	178,139
Mortgage-backed securities	903,687	1,154,086	1,179,837	1,742,945	1,337,794
State and political subdivisions	1,133,006	1,054,068	678,243	880,524	681,202
Other securities	98,622	77,821	22,282	20,896	13,796
Total available-for-sale (net of credit losses)	2,607,288	2,496,896	2,466,640	3,288,343	2,210,931
Total investment securities (net of credit losses)	$2,654,390	$2,548,616	$2,520,608	$3,329,270	$2,253,168
Fair value - HTM investment securities	$49,064	$53,751	$55,714	$41,855	$43,302

Investment Securities - QTD Average
Taxable securities	$1,534,742	$1,642,083	$2,324,188	$1,940,755	$1,561,308
Tax exempt securities	1,155,099	866,944	900,223	825,000	681,505
Total investment securities - QTD average	$2,689,841	$2,509,027	$3,224,411	$2,765,755	$2,242,813

Simmons First National Corporation					SFNC
Consolidated Loans
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$172,880	$184,348	$188,596	$204,802	$195,083
Other consumer	190,736	214,024	267,870	249,195	215,283
Total consumer	363,616	398,372	456,466	453,997	410,366
Real Estate
Construction	1,853,360	2,010,256	2,024,118	2,248,673	2,081,595
Single-family residential	1,997,070	2,207,087	2,343,543	2,414,753	1,951,842
Other commercial real estate	6,132,823	6,316,444	6,466,104	6,358,514	5,758,511
Total real estate	9,983,253	10,533,787	10,833,765	11,021,940	9,791,948
Commercial
Commercial	2,907,798	3,038,216	2,314,472	2,451,119	2,215,539
Agricultural	241,687	217,715	191,535	191,525	214,610
Total commercial	3,149,485	3,255,931	2,506,007	2,642,644	2,430,149
Other	521,088	418,810	578,039	307,123	371,086
Total Loans	$14,017,442	$14,606,900	$14,374,277	$14,425,704	$13,003,549

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Allowance for Credit Losses on Loans
Beginning balance, prior to adoption of ASC 326			$68,244	$66,590	$64,179
Impact of adopting ASC 326 (1)			$151,377
Beginning balance, after adoption of ASC 326	$231,641	$243,195	$219,621

Loans charged off
Credit cards	832	1,053	1,441	1,287	1,117
Other consumer	1,091	592	1,379	1,425	1,065
Real estate	1,153	1,824	396	892	1,367
Commercial	4,327	35,687	523	459	17,778
Total loans charged off	7,403	39,156	3,739	4,063	21,327

Recoveries of loans previously charged off
Credit cards	276	272	225	287	223
Other consumer	366	301	443	304	1,422
Real estate	120	253	101	146	55
Commercial	936	98	347	77	65
Total recoveries	1,698	924	1,116	814	1,765
Net loans charged off	5,705	38,232	2,623	3,249	19,562
Provision for credit losses on loans	22,315	26,678	26,197	4,903	21,973
Balance, end of quarter	$248,251	$231,641	$243,195	$68,244	$66,590

Non-performing assets
Non-performing loans
Nonaccrual loans	$168,349	$131,888	$156,746	$91,723	$84,660
Loans past due 90 days or more	156	537	1,305	855	177
Total non-performing loans	168,505	132,425	158,051	92,578	84,837
Other non-performing assets
Foreclosed assets and other real estate owned	12,590	14,111	20,805	19,121	19,576
Other non-performing assets	1,983	2,008	2,169	1,964	540
Total other non-performing assets	14,573	16,119	22,974	21,085	20,116
Total non-performing assets	$183,078	$148,544	$181,025	$113,663	$104,953
Performing TDRs (troubled debt restructurings)	$2,791	$3,960	$4,110	$4,411	$6,519

Ratios
Allowance for credit losses on loans to total loans	1.77%	1.59%	1.69%	0.47%	0.51%
Allowance for credit losses to non-performing loans	147%	175%	154%	74%	78%
Non-performing loans to total loans	1.20%	0.91%	1.10%	0.64%	0.65%
Non-performing assets (including performing TDRs)
to total assets	0.87%	0.70%	0.89%	0.56%	0.63%
Non-performing assets to total assets	0.85%	0.68%	0.87%	0.53%	0.59%
Annualized net charge offs to total loans	0.16%	1.04%	0.07%	0.09%	0.59%
Annualized net credit card charge offs to
total credit card loans	1.26%	1.67%	2.29%	1.99%	1.82%

(1) The Company adopted ASC 326.effective January 1, 2020.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Sep 2020			Three Months Ended Jun 2020			Three Months Ended Sep 2019
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks
and federal funds sold	$2,265,233	$623	0.11%	$2,190,878	$603	0.11%	$344,761	$1,586	1.83%
Investment securities - taxable	1,534,742	7,193	1.86%	1,642,083	7,131	1.75%	1,561,308	9,514	2.42%
Investment securities - non-taxable (FTE)	1,155,099	10,382	3.58%	866,944	8,434	3.91%	681,505	6,687	3.89%
Mortgage loans held for sale	145,226	1,012	2.77%	86,264	668	3.11%	39,551	382	3.83%
Loans (FTE)	14,315,014	163,379	4.54%	14,731,306	177,168	4.84%	13,053,540	180,080	5.47%
Total interest earning assets (FTE)	19,415,314	182,589	3.74%	19,517,475	194,004	4.00%	15,680,665	198,249	5.02%
Non-earning assets	2,350,007			2,304,798			2,039,933
Total assets	$21,765,321			$21,822,273			$17,720,598

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$8,977,886	$6,769	0.30%	$9,138,563	$7,203	0.32%	$7,322,395	$21,363	1.16%
Time deposits	2,998,091	9,437	1.25%	3,057,153	10,803	1.42%	3,122,422	15,573	1.98%
Total interest bearing deposits	11,975,977	16,206	0.54%	12,195,716	18,006	0.59%	10,444,817	36,936	1.40%
Federal funds purchased and securities
sold under agreement to repurchase	386,631	335	0.34%	392,633	337	0.35%	123,883	249	0.80%
Other borrowings	1,357,278	4,943	1.45%	1,395,109	4,963	1.43%	1,127,886	5,381	1.89%
Subordinated notes and debentures	382,672	4,631	4.81%	387,422	4,667	4.84%	354,178	4,576	5.13%
Total interest bearing liabilities	14,102,558	26,115	0.74%	14,370,880	27,973	0.78%	12,050,764	47,142	1.55%
Non-interest bearing liabilities:
Non-interest bearing deposits	4,529,782			4,354,781			3,012,544
Other liabilities	190,169			216,508			288,517
Total liabilities	18,822,509			18,942,169			15,351,825
Stockholders' equity	2,942,812			2,880,104			2,368,773
Total liabilities and stockholders' equity	$21,765,321			$21,822,273			$17,720,598
Net interest income (FTE)		$156,474			$166,031			$151,107
Net interest spread (FTE)			3.00%			3.22%			3.47%
Net interest margin (FTE) - quarter-to-date			3.21%			3.42%			3.82%

Net interest margin (FTE) - year-to-date			3.43%			3.55%			3.88%

Core net interest margin (FTE) - quarter-to-date (1)			3.02%			3.18%			3.59%
Core loan yield (FTE) - quarter-to-date (1)			4.29%			4.52%			5.19%

Core net interest margin (FTE) - year-to-date (1)			3.20%			3.30%			3.64%
Core loan yield (FTE) - year-to-date (1)			4.56%			4.69%			5.24%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$65,885	$58,789	$77,223	$52,709	$81,826
Diluted earnings per share	0.60	0.54	0.68	0.49	0.84
Return on average assets	1.20%	1.08%	1.48%	1.04%	1.83%
Return on average common equity	8.91%	8.21%	10.83%	8.01%	13.70%
Return on tangible common equity	15.45%	14.55%	19.00%	14.62%	24.89%
Net interest margin (FTE)	3.21%	3.42%	3.68%	3.78%	3.82%
FTE adjustment	2,864	2,350	2,305	2,172	1,843
Amortization of intangibles	3,362	3,369	3,413	3,270	2,947
Amortization of intangibles, net of taxes	2,483	2,489	2,521	2,416	2,176
Average diluted shares outstanding	109,207,294	109,130,866	113,137,223	108,472,559	96,968,775
Shares repurchased under plan	-	-	4,922,336	390,000	-
Average price of shares repurchased	-	-	18.96	25.95	-
Cash dividends declared per common share	0.17	0.17	0.17	0.16	0.16
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$68,338	$60,147	$73,838	$71,074	$83,963
Core diluted earnings per share (1)	0.63	0.55	0.65	0.66	0.87
Core net interest margin (FTE) (2)	3.02%	3.18%	3.42%	3.44%	3.59%
Accretable yield on acquired loans	8,948	11,723	11,837	15,100	9,322
Efficiency ratio (1)	54.12%	51.46%	57.79%	52.63%	43.77%
Core return on average assets (1)	1.25%	1.11%	1.42%	1.41%	1.88%
Core return on average common equity (1)	9.24%	8.40%	10.35%	10.80%	14.06%
Core return on tangible common equity (1)	16.00%	14.87%	18.19%	19.49%	25.52%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$201,897	$136,012	$77,223	$237,828	$185,119
Diluted earnings per share	1.83	1.22	0.68	2.41	1.94
Return on average assets	1.25%	1.28%	1.48%	1.33%	1.44%
Return on average common equity	9.27%	9.45%	10.83%	9.93%	10.65%
Return on tangible common equity	16.19%	16.57%	19.00%	17.99%	19.27%
Net interest margin (FTE)	3.43%	3.55%	3.68%	3.85%	3.88%
FTE adjustment	7,519	4,655	2,305	7,322	5,150
Amortization of intangibles	10,144	6,782	3,413	11,805	8,535
Amortization of intangibles, net of taxes	7,493	5,010	2,521	8,720	6,304
Average diluted shares outstanding	110,480,508	111,083,999	113,137,223	98,796,628	95,450,732
Cash dividends declared per common share	0.51	0.34	0.17	0.64	0.48
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$202,323	$133,985	$73,838	$269,566	$198,492
Core diluted earnings per share (1)	1.83	1.21	0.65	2.73	2.08
Core net interest margin (FTE) (2)	3.20%	3.30%	3.42%	3.59%	3.64%
Accretable yield on acquired loans	32,508	23,560	11,837	41,244	26,144
Efficiency ratio (1)	54.46%	54.62%	57.79%	50.33%	49.49%
Core return on average assets (1)	1.26%	1.26%	1.42%	1.51%	1.55%
Core return on average common equity (1)	9.29%	9.31%	10.35%	11.25%	11.42%
Core return on tangible common equity (1)	16.22%	16.33%	18.19%	20.31%	20.62%
END OF PERIOD
Book value per share	$26.98	$26.64	$26.11	$26.30	$26.36
Tangible book value per share	16.07	15.79	15.22	15.89	15.73
Shares outstanding	109,023,781	108,994,389	108,966,331	113,628,601	96,613,855
Full-time equivalent employees	2,904	2,939	3,079	3,270	2,701
Total number of financial centers	226	226	240	251	212

(1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$65,885	$58,789	$77,223	$52,709	$81,826
Non-core items
Gain on sale of branches	-	(2,204)	(5,889)	-	-
Merger-related costs	902	1,830	1,068	24,831	2,556
Early retirement program	2,346	493	-	-	177
Branch right-sizing (net)	72	1,721	238	37	160
Tax effect (1)	(867)	(482)	1,198	(6,503)	(756)
Net non-core items	2,453	1,358	(3,385)	18,365	2,137
Core earnings (non-GAAP)	$68,338	$60,147	$73,838	$71,074	$83,963

Diluted earnings per share	$0.60	$0.54	$0.68	$0.49	$0.84
Non-core items
Gain on sale of branches	-	(0.02)	(0.05)	-	-
Merger-related costs	0.01	0.02	0.01	0.23	0.04
Early retirement program	0.02	-	-	-	-
Branch right-sizing (net)	-	0.02	-	-	-
Tax effect (1)	-	(0.01)	0.01	(0.06)	(0.01)
Net non-core items	0.03	0.01	(0.03)	0.17	0.03
Core diluted earnings per share (non-GAAP)	$0.63	$0.55	$0.65	$0.66	$0.87

YEAR-TO-DATE
Net Income	$201,897	$136,012	$77,223	$237,828	$185,119
Non-core items
Gain on sale of branches	(8,093)	(8,093)	(5,889)	-	-
Merger-related costs	3,800	2,898	1,068	36,379	11,548
Early retirement program	2,839	493	-	3,464	3,464
Branch right-sizing (net)	2,031	1,959	238	3,129	3,092
Tax effect (1)	(151)	716	1,198	(11,234)	(4,731)
Net non-core items	426	(2,027)	(3,385)	31,738	13,373
Core earnings (non-GAAP)	$202,323	$133,985	$73,838	$269,566	$198,492

Diluted earnings per share	$1.83	$1.22	$0.68	$2.41	$1.94
Non-core items
Gain on sale of branches	(0.07)	(0.07)	(0.05)	-	-
Merger-related costs	0.03	0.03	0.01	0.37	0.12
Early retirement program	0.02	-	-	0.03	0.04
Branch right-sizing (net)	0.02	0.02	-	0.03	0.03
Tax effect (1)	-	0.01	0.01	(0.11)	(0.05)
Net non-core items	-	(0.01)	(0.03)	0.32	0.14
Core diluted earnings per share (non-GAAP)	$1.83	$1.21	$0.65	$2.73	$2.08

(1) Effective tax rate of 26.135%.

Reconciliation of Selected Non-Core Non-Interest Income and Expense Items (non-GAAP)

QUARTER-TO-DATE
Other income	$5,380	$9,809	$12,801	$7,073	$44,721
Non-core items (1)	(370)	(2,204)	(5,889)	-	-
Core other income (non-GAAP)	$5,010	$7,605	$6,912	$7,073	$44,721

Non-interest expense	$118,949	$117,598	$128,813	$142,095	$106,865
Non-core items (1)	(3,690)	(4,044)	(1,306)	(24,868)	(2,893)
Core non-interest expense (non-GAAP)	$115,259	$113,554	$127,507	$117,227	$103,972

Salaries and employee benefits	$61,144	$57,644	$67,924	$63,235	$52,065
Non-core items (1)	(2,448)	(493)	-	-	(176)
Core salaries and employee benefits (non-GAAP)	$58,696	$57,151	$67,924	$63,235	$51,889

Merger related costs	$902	$1,830	$1,068	$24,831	$2,556
Non-core items (1)	(902)	(1,830)	(1,068)	(24,831)	(2,556)
Core merger related costs (non-GAAP)	$-	$-	$-	$-	$-

Other operating expenses	$38,179	$39,651	$41,788	$38,044	$37,881
Non-core items (1)	(11)	(1,662)	(212)	(4)	(90)
Core other operating expenses (non-GAAP)	$38,168	$37,989	$41,576	$38,040	$37,791

(1) Non-core items include gain on sale of branches, merger related costs, early retirement program expenses and branch right sizing costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,941,474	$2,903,936	$2,844,633	$2,988,157	$2,547,071
Intangible assets:
Goodwill	(1,075,305)	(1,064,765)	(1,064,978)	(1,055,520)	(926,648)
Other intangible assets	(114,460)	(117,823)	(121,673)	(127,340)	(101,149)
Total intangibles	(1,189,765)	(1,182,588)	(1,186,651)	(1,182,860)	(1,027,797)
Tangible common stockholders' equity	$1,751,709	$1,721,348	$1,657,982	$1,805,297	$1,519,274

Total assets	$21,437,395	$21,903,684	$20,841,352	$21,259,143	$17,758,511
Intangible assets:
Goodwill	(1,075,305)	(1,064,765)	(1,064,978)	(1,055,520)	(926,648)
Other intangible assets	(114,460)	(117,823)	(121,673)	(127,340)	(101,149)
Total intangibles	(1,189,765)	(1,182,588)	(1,186,651)	(1,182,860)	(1,027,797)
Tangible assets	$20,247,630	$20,721,096	$19,654,701	$20,076,283	$16,730,714

Paycheck protection program ("PPP") loans	(970,488)	(963,712)
Total assets less PPP loans	$20,466,907	$20,939,972
Tangible assets less PPP loans	$19,277,142	$19,757,384

Ratio of equity to assets	13.72%	13.26%	13.65%	14.06%	14.34%
Ratio of equity to assets less PPP loans	14.38%	13.87%
Ratio of tangible common equity to tangible assets	8.65%	8.31%	8.44%	8.99%	9.08%
Ratio of tangible common equity to tangible assets less PPP loans	9.09%	8.71%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,941,474	$2,903,936	$2,844,633	$2,988,157	$2,547,071
Intangible assets:
Goodwill	(1,075,305)	(1,064,765)	(1,064,978)	(1,055,520)	(926,648)
Other intangible assets	(114,460)	(117,823)	(121,673)	(127,340)	(101,149)
Total intangibles	(1,189,765)	(1,182,588)	(1,186,651)	(1,182,860)	(1,027,797)
Tangible common stockholders' equity	$1,751,709	$1,721,348	$1,657,982	$1,805,297	$1,519,274
Shares of common stock outstanding	109,023,781	108,994,389	108,966,331	113,628,601	96,613,855
Book value per common share	$26.98	$26.64	$26.11	$26.30	$26.36
Tangible book value per common share	$16.07	$15.79	$15.22	$15.89	$15.73

Calculation of Regulatory Tier 1 Leverage Ratio Less Average PPP Loans

Total Tier 1 capital	$1,868,173	$1,820,488

Adjusted average assets for leverage ratio	$20,652,454	$20,742,824
Average PPP loans	(967,152)	(645,172)
Adjusted average assets less average PPP loans	$19,685,302	$20,097,652

Tier 1 leverage ratio	9.05%	8.78%
Tier 1 leverage ratio less average PPP loans	9.49%	9.06%

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$65,885	$58,789	$77,223	$52,709	$81,826
Net non-core items, net of taxes, adjustment	2,453	1,358	(3,385)	18,365	2,137
Core earnings	$68,338	$60,147	$73,838	$71,074	$83,963

Average total assets	$21,765,321	$21,822,273	$20,920,223	$20,041,890	$17,720,598

Return on average assets	1.20%	1.08%	1.48%	1.04%	1.83%
Core return on average assets	1.25%	1.11%	1.42%	1.41%	1.88%

Calculation of Return on Tangible Common Equity

Net income	$65,885	$58,789	$77,223	$52,709	$81,826
Amortization of intangibles, net of taxes	2,483	2,489	2,521	2,416	2,176
Total income available to common stockholders	$68,368	$61,278	$79,744	$55,125	$84,002

Net non-core items, net of taxes	2,453	1,358	(3,385)	18,365	2,137
Core earnings	68,338	60,147	73,838	71,074	83,963
Amortization of intangibles, net of taxes	2,483	2,489	2,521	2,416	2,176
Total core income available to common stockholders	$70,821	$62,636	$76,359	$73,490	$86,139

Average common stockholders' equity	$2,942,045	$2,879,337	$2,869,177	$2,611,143	$2,368,773
Average intangible assets:
Goodwill	(1,064,893)	(1,064,955)	(1,055,498)	(997,004)	(926,687)
Other intangibles	(116,385)	(120,111)	(125,746)	(118,311)	(103,028)
Total average intangibles	(1,181,278)	(1,185,066)	(1,181,244)	(1,115,315)	(1,029,715)
Average tangible common stockholders' equity	$1,760,767	$1,694,271	$1,687,933	$1,495,828	$1,339,058

Return on average common equity	8.91%	8.21%	10.83%	8.01%	13.70%
Return on tangible common equity	15.45%	14.55%	19.00%	14.62%	24.89%
Core return on average common equity	9.24%	8.40%	10.35%	10.80%	14.06%
Core return on tangible common equity	16.00%	14.87%	18.19%	19.49%	25.52%

Calculation of Efficiency Ratio (1)

Non-interest expense	$118,949	$117,598	$128,813	$142,095	$106,865
Non-core non-interest expense adjustment	(3,690)	(4,044)	(1,306)	(24,868)	(2,893)
Other real estate and foreclosure expense adjustment	(600)	(242)	(319)	(1,063)	(1,057)
Amortization of intangibles adjustment	(3,362)	(3,369)	(3,413)	(3,270)	(2,947)
Efficiency ratio numerator	$111,297	$109,943	$123,775	$112,894	$99,968

Net-interest income	$153,610	$163,681	$167,483	$167,066	$149,264
Non-interest income	71,851	50,227	82,394	45,630	84,675
Non-core non-interest income adjustment	(370)	(2,204)	(5,889)	-	-
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	2,864	2,350	2,305	2,172	1,843
Gain on sale of securities	(22,305)	(390)	(32,095)	(377)	(7,374)
Efficiency ratio denominator	$205,650	$213,664	$214,198	$214,491	$228,408

Efficiency ratio (1)	54.12%	51.46%	57.79%	52.63%	43.77%

(1) Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date (continued)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2020	2020	2020	2019	2019
($ in thousands)
Calculation of Core Net Interest Margin

Net interest income	$153,610	$163,681	$167,483	$167,066	$149,264
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	2,864	2,350	2,305	2,172	1,843
Fully tax-equivalent net interest income	156,474	166,031	169,788	169,238	151,107

Total accretable yield	(8,948)	(11,723)	(11,837)	(15,100)	(9,322)
Core net interest income	$147,526	$154,308	$157,951	$154,138	$141,785

PPP loan and excess liquidity interest income	(6,131)	$(5,623)
Net interest income adjusted for PPP loans and liquidity	$150,343	$160,408

Average earning assets	$19,415,314	$19,517,475	$18,581,491	$17,753,004	$15,680,665
Average PPP loan balance and excess liquidity	(2,359,928)	(2,071,411)
Average earning assets adjusted for PPL loans and liquidity	$17,055,386	$17,446,064

Net interest margin	3.21%	3.42%	3.68%	3.78%	3.82%
Core net interest margin	3.02%	3.18%	3.42%	3.44%	3.59%
Net interest margin adjusted for PPP loans and liquidity	3.51%	3.70%

Calculation of Core Loan Yield

Loan interest income (FTE)	$163,379	$177,168	$187,566	$193,402	$179,971
Total accretable yield	(8,948)	(11,723)	(11,837)	(15,100)	(9,322)
Core loan interest income	$154,431	$165,445	$175,729	$178,302	$170,649
PPP loan interest income	(5,782)	(3,733)
Core loan interest income without PPP loans	$148,649	$161,712

Average loan balance	$14,315,014	$14,731,306	$14,548,853	$14,144,703	$13,053,540
Average PPP loan balance	(967,152)	$(645,172)
Average loan balance without PPP loans	$13,347,862	$14,086,134

Core loan yield	4.29%	4.52%	4.86%	5.00%	5.19%
Core loan yield without PPP loans	4.43%	4.62%

Calculation of Pre-Tax, Pre-Provision (PTPP) Earnings

Net income available to common stockholders	$65,885	$58,789	$77,223	$52,709	$81,826
Provision for income taxes	17,633	15,593	20,694	12,976	23,275
Provision for credit losses (including provision for unfunded commitments)	22,981	21,915	23,134	4,903	21,973
(Gain) loss on sale of securities	(22,305)	(390)	(32,095)	(377)	(7,374)
Net pre-tax non-core items	3,320	1,840	(4,583)	24,868	2,893
Pre-tax, pre-provision (PTPP) earnings	$87,514	$97,747	$84,373	$95,079	$122,593

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2020	2020	2020	2019	2019
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$201,897	$136,012	$77,223	$237,828	$185,119
Net non-core items, net of taxes, adjustment	426	(2,027)	(3,385)	31,738	13,373
Core earnings	$202,323	$133,985	$73,838	$269,566	$198,492

Average total assets	$21,503,564	$21,371,248	$20,920,223	$17,871,748	$17,140,419

Return on average assets	1.25%	1.28%	1.48%	1.33%	1.44%
Core return on average assets	1.26%	1.26%	1.42%	1.51%	1.55%

Calculation of Return on Tangible Common Equity

Net income	$201,897	$136,012	$77,223	$237,828	$185,119
Amortization of intangibles, net of taxes	7,493	5,010	2,521	8,720	6,304
Total income available to common stockholders	$209,390	$141,022	$79,744	$246,548	$191,423

Net non-core items, net of taxes	426	(2,027)	(3,385)	31,738	13,373
Core earnings	202,323	133,985	73,838	269,566	198,492
Amortization of intangibles, net of taxes	7,493	5,010	2,521	8,720	6,304
Total core income available to common stockholders	$209,816	$138,995	$76,359	$278,286	$204,796

Average common stockholders' equity	$2,910,366	$2,894,351	$2,869,177	$2,396,024	$2,323,530
Average intangible assets:
Goodwill	(1,061,793)	(1,060,226)	(1,055,498)	(921,635)	(896,236)
Other intangibles	(120,731)	(122,928)	(125,746)	(104,000)	(99,178)
Total average intangibles	(1,182,524)	(1,183,154)	(1,181,244)	(1,025,635)	(995,414)
Average tangible common stockholders' equity	$1,727,842	$1,711,197	$1,687,933	$1,370,389	$1,328,116

Return on average common equity	9.27%	9.45%	10.83%	9.93%	10.65%
Return on tangible common equity	16.19%	16.57%	19.00%	17.99%	19.27%
Core return on average common equity	9.29%	9.31%	10.35%	11.25%	11.42%
Core return on tangible common equity	16.22%	16.33%	18.19%	20.31%	20.62%

Calculation of Efficiency Ratio (1)

Non-interest expense	$365,360	$246,411	$128,813	$461,112	$319,017
Non-core non-interest expense adjustment	(9,040)	(5,350)	(1,306)	(42,972)	(18,104)
Other real estate and foreclosure expense adjustment	(1,161)	(561)	(319)	(3,282)	(2,219)
Amortization of intangibles adjustment	(10,144)	(6,782)	(3,413)	(11,805)	(8,535)
Efficiency ratio numerator	$345,015	$233,718	$123,775	$403,053	$290,159

Net-interest income	$484,774	$331,164	$167,483	$601,753	$434,687
Non-interest income	204,472	132,621	82,394	205,031	159,401
Non-core non-interest income adjustment	(8,463)	(8,093)	(5,889)	-	-
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	7,519	4,655	2,305	7,322	5,150
Gain on sale of securities	(54,790)	(32,485)	(32,095)	(13,314)	(12,937)
Efficiency ratio denominator	$633,512	$427,862	$214,198	$800,792	$586,301

Efficiency ratio (1)	54.46%	54.62%	57.79%	50.33%	49.49%

Calculation of Core Net Interest Margin

Net interest income	$484,774	$331,164	$167,483	$601,753	$434,687
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	7,519	4,655	2,305	7,322	5,150
Fully tax-equivalent net interest income	492,293	335,819	169,788	609,075	439,837

Total accretable yield	(32,508)	(23,560)	(11,837)	(41,244)	(26,144)
Core net interest income	$459,785	$312,259	$157,951	$567,831	$413,693
Average earning assets	$19,172,318	$19,049,487	$18,581,491	$15,824,571	$15,174,671

Net interest margin	3.43%	3.55%	3.68%	3.85%	3.88%
Core net interest margin	3.20%	3.30%	3.42%	3.59%	3.64%

Calculation of Core Loan Yield

Loan interest income (FTE)	$528,294	$364,915	$187,566	$710,935	$517,533
Total accretable yield	(32,508)	(23,560)	(11,837)	(41,244)	(26,144)
Core loan interest income	$495,786	$341,355	$175,729	$669,691	$491,389
Average loan balance	$14,530,938	$14,640,082	$14,548,853	$12,938,013	$12,531,355

Core loan yield	4.56%	4.69%	4.86%	5.18%	5.24%

(1) Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.